FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




Date of Report                     APRIL 26, 1996




                    KYSOR INDUSTRIAL CORPORATION
          (Exact name of registrant as specified in its charter)




     MICHIGAN                    1-8973                   38-1909000
(State or other           (Commission File Number)      (IRS Employer
jurisdiction of                                         Identification
incorporation)                                              Number)




     ONE MADISON AVENUE, CADILLAC, MICHIGAN                    49601
(Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code     (616) 779-2200










Item 5.   OTHER EVENTS

          On April 26, 1996, the Board of Directors of Kysor Industrial Corporation (the "Company") made a Dividend Distribution of one Common Share Purchase Right (the "Rights") for each outstanding share of common stock, $1 par value, of the Company (the "Common Shares"), payable to shareholders of record on May 17, 1996. Each Right entitles the registered holder thereof to purchase from the Company one Common Share at a price of $100, subject to adjustment. The Rights are not exercisable until 10 days after any person or group acquires 20% or more of the Common Shares (the person or group that acquires beneficial ownership of 20% or more of the outstanding shares of common stock is referred to herein as an "Acquiring Person") or commences, or announces the intention to commence, a tender or exchange offer for 30% or more of the Common Shares. After the Rights become exercisable, if the Company were acquired in a merger or other business combination transaction or if 50% or more of its assets or earning power were sold, each Right will entitle the holder thereof to receive, upon exercise thereof at the current exercise price of a Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the exercise price of the Right. Alternatively, in the event that a 20% holder were to acquire the Company by means of a reverse merger in which the Company and its stock survive, or in the event that an Acquiring Person engages in one of a number of self-dealing transactions specified in the Rights Agreement, or in the event that an Acquiring Person becomes the beneficial owner of more than 40% of the then outstanding Common Shares (except pursuant to an offer for all outstanding Common Shares satisfying the terms of the Rights Agreement), proper provision shall be made so that each holder of a Right, other than the Acquiring Person (whose Rights will thereafter be void), will thereafter have the right to receive upon exercise of a Right that number of Common Shares having a market value of two times the exercise price of a Right. Further information on the Rights is contained in a Summary of Rights to Purchase Common Shares and on a Rights Agreement dated as of April 26, 1996, between Kysor Industrial Corporation and State Street Bank & Trust Co., copies of which are filed as exhibits hereto and are incorporated herein by reference.















                       -2-
Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     (c)  Exhibits:

           4. Rights Agreement dated as of April 26, 1996, between Kysor Industrial Corporation and State Street Bank & Trust Co., as Rights Agent.*

          20.  Summary of Rights to Purchase Common Shares.*
_______________

     *These documents were filed as exhibits to a Registration Statement on Form 8-A contemporaneously with this 8-K report and are incorporated herein by reference.




































                       -3-
                                 SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KYSOR INDUSTRIAL CORPORATION
                                               (Registrant)


                                        By /s/ TERRY M. MURPHY
                                           Terry M. Murphy
                                           Vice President and
                                             Chief Financial Officer


Dated: May 1, 1996
































                       -4-
                               EXHIBIT INDEX


EXHIBIT                            DOCUMENT

       4 Rights Agreement dated as of April 26, 1996 between Kysor Industrial Corporation and State Street Bank & Trust Co., as Rights Agent (incorporated by reference to Exhibit 99(a) to the Registration Statement on Form 8-A filed by the Company in connection herewith on May 1,
                 1996).

      20 Summary of Rights to Purchase Common Shares. (Exhibit B to the Rights Agreement) (incorporated by reference to
                 Exhibit 99(a) to the Registration Statement on Form 8-A filed by the Company in connection herewith on May 1,
                 1996).


































                       -5-